OTHER INCOME	12 Months Ended
Dec. 31, 2024
Disclosure Of Government Grants [Abstract]
OTHER INCOME	OTHER INCOME

Amounts in $ ‘000	2024	2023	2022
Grants	2,106	1,784	1,774
Gain on divestment in associates	—	—	12,242
Proceeds from PRV sale	—	21,279	—
Other	71	286	507
Total	2,177	23,349	14,523
The received grants amounted to $2.1 million in 2024, $1.8 million in 2023: and $1.8 million in 2022: The grants are annual payroll-tax reimbursement granted by the Dutch and French governments for research and development activities actually conducted by the Company in those countries.
In June 2023, Pharming announced that it had entered into a definitive agreement to sell its Rare Pediatric Disease Priority Review Voucher (PRV) to Novartis for a one-time payment of $21.3 million. Pharming was granted the PRV by the FDA in March 2023 in connection with the approval of Joenja®. The sale price was a contractually defined percentage of the PRV value pursuant to the terms of the August 2019 exclusive license agreement between Pharming and Novartis for leniolisib.

In 2022, Pharming reduced its minority stake in BioConnection from 43.85% to 23.60%. As a result of this one-off transaction, Pharming has recognized a gain of $12.2 million in 2022.